Exhibit 10.3


                          SECURITY AND PLEDGE AGREEMENT


     SECURITY AND PLEDGE AGREEMENT, dated as of April 17, 2001, made by CRIIMI MAE INC., a Maryland corporation (referred to herein as "CMI"), in favor of MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, as collateral agent (the "Collateral Agent") for the benefit, subject to the terms of the Series A Notes Indenture (as defined below), of the Holders (as defined in the Series A Notes Indenture) and the trustee thereunder, subject to the terms of the Series B Notes Indenture (as defined below), of the Holders (as defined in the Series B Notes Indenture) and the trustee thereunder, and for the benefit of MERRILL LYNCH INTERNATIONAL (referred to herein as the "Repo Purchaser"), as agent for itself and any other Beneficial Purchasers (as defined in the Repurchase Agreement).


                               RECITALS


     Pursuant to the Series A Notes Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Series A Notes Indenture") among CMI and the trustee named therein (the "Series A Trustee") relating to CMI's 11.75% Series A Senior Secured Notes due 2006, the Series A Trustee, for the equal and ratable benefit of the Holders of the Series A Notes, has agreed, on behalf of such Holders, to enter into the Series A Notes Indenture and pursuant to the Series B Notes Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Series B Notes Indenture") among CMI and the trustee named thereunder (the "Series B Trustee") relating to CMI's 20% Series B Senior Secured Notes due 2007, the Series B Trustee, for the equal and ratable benefit of the Holders of the Series B Notes, has agreed, on behalf of such Holders, to enter into the Series B Notes Indenture. It is a condition precedent to the respective obligations of the Series A Trustee, on behalf of the Holders of the Series A Notes, and the Series B Trustee, on behalf of the Holders of the Series B Notes, to enter into the respective Indentures that CMI and the Collateral Agent shall have entered into this Agreement.


     Pursuant to the Master Repurchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Repurchase Agreement"), among CMI and the Repo Purchaser relating to the transfer of the CBO-REIT Pledged Stock (herein defined), it is a condition precedent to the obligations of the Repo Purchaser under the Repurchase
Agreement that CMI and the Collateral Agent shall have entered into this Agreement.

     CMI and its consolidated subsidiaries will derive substantial direct and indirect benefit from the transactions contemplated by the Repurchase Agreement, the Indentures (as defined below) and the Notes (as defined below).

     NOW, THEREFORE, in consideration of the premises and to induce the Series A Trustee to enter into the Series A Notes Indenture and the Series B Trustee to enter into the Series B Notes Indenture and the Repo Purchaser to enter into the Repurchase Agreement, CMI hereby

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agrees  with the  Collateral  Agent,  for the  benefit of the Series A Note
Holders and the Series B Note Holders, for the benefit of the Series A Trustee and the Series B Trustee and for the benefit of the Repo Purchaser, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Series A Indenture and used herein shall have the meanings given to them in the Series A Indenture (as in effect on the date hereof); provided, however, that "Event of Default" shall mean an "Event of Default" under either of the Series A Indenture or the Repurchase Agreement, unless otherwise expressly provided herein.

     (b) The following terms shall have the following meanings:

     "Agreement"  means  this  Security  and  Pledge   Agreement,   as  amended,
supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Bonds" means the CBO-2 Bonds and the Nomura Bond.

     "CBO-REIT" means CBO REIT, Inc., a Maryland corporation.

     "CBO-REIT  Pledged  Stock"  means the  shares of  capital  stock  listed on
Schedule I hereto, together with all stock certificates which may be issued by the corporation identified on Schedule I hereto, as the issuer of the CBO-REIT Pledged Stock, to CMI or any successor corporation while this Agreement is in effect.

     "CBO-1 Equity" means CMM 1996-C1, Bond Class F and Owner Trust Certificate Classes P, R and XS.

     "CBO-2 Bonds" means the bonds described in Schedule II hereto.

     "CBO-2 Equity" means CMM 1998-C1 Owner Trust Certificate Classes A and R.

     "CMBS Corp" means CRIIMI MAE CMBS Corp, a Delaware corporation.

     "CMBS Corp  Pledged  Stock"  means the shares of  capital  stock  listed on
Schedule III hereto, together with all stock certificates which may be issued by the corporation identified on Schedule III hereto, as the issuer of the CMBS Corp Pledged Stock, to CMI or any successor parent corporation while this Agreement is in effect.

     "Code" means the Uniform Commercial Code in effect in the State of New York from time to time (including as such statute may be amended by Revised Article
9).

     "Collateral" means, collectively, the Pledged Stock, the Bonds, all Proceeds with respect to each of the foregoing, the "Collection Account" and the "New Note Collection Account" (as such terms are defined in the Repurchase Agreement); provided, however, that the Repo Purchaser shall not be deemed to have a security interest in the CBO-REIT Pledged Stock except as otherwise expressly provided in the Repurchase Agreement.


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     "Collateral Accounts" means, collectively,  the Collection Account, the New
Note Collection Account and any other account established to hold cash Proceeds, maintained in the name of CMI but under the sole dominion and control of the Collateral Agent, subject to withdrawal or transfer by the Collateral Agent only as provided in the Indentures, the Repurchase Agreement, the Intercreditor Agreement and Sections 5(b), 7 and 8 hereof, in each case only to the extent such document or provision is applicable.

     "Indenture Secured Obligations" is the collective reference to the obligations arising under, out of, or in connection with the Indentures, the Series A Notes, the Series B Notes, the Security, Pledge and Collateral Assignment Agreement and this Agreement (except to the extent such obligations are in favor of the Repo Purchaser).

     "Indentures" means the Series A Notes Indenture and the Series B Notes Indenture, collectively.

     "Issuer" means each of the corporations identified in Schedules I, III and V as an issuer of Pledged Stock.

     "Nomura Bond" means the bond described in Schedule IV hereto.

     "Notes" means the Series A Notes and the Series B Notes, collectively.

     "Pledged Stock" means, collectively, the CBO-REIT Pledged Stock, the QRS 1 Inc. Pledged Stock and the CMBS Corp Pledged Stock.

     "Proceeds" means all "proceeds" of Collateral (excluding all interest on cash in the Collateral Accounts) as such term is defined in Section 9-306(1) of the Code (or any successor provision under the Code) and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto, and all interest or other income from the Bonds, collections thereon or distributions with respect thereto; provided, however, that Proceeds shall exclude all assets held by CMI or any of its subsidiaries as of the date hereof that would, but for this proviso, constitute Proceeds, and all Proceeds from such assets.

     "QRS 1,  Inc."  means  CRIIMI  MAE QRS 1,  Inc.,  a  Delaware  corporation.

     "QRS 1 Inc.  Pledged  Stock"  means the shares of capital  stock  listed on
Schedule V hereto, together with all stock certificates which may be issued by the corporation identified on Schedule V hereto, as the issuer of the QRS 1 Inc. Pledged Stock, to CMI or any successor parent corporation while this Agreement is in effect.

     "Repurchase Agreement Secured Obligations" is the collective reference to the obligations arising under, out of, or in connection with the Repurchase Agreement and this Agreement (except to the extent such obligations are in favor of the Series A Trustee, the Series B Trustee, the Series A Note Holders and the Series B Note Holders).


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     "Revised  Article 9" means the  provisions  of New York  S7484,  introduced
April 17, 2000, containing proposed revisions to Article 9 of the Code which would become effective July 1, 2001, as such provisions may be modified from time to time.

     "Trusts" means the CRIIMI MAE Commercial Mortgage Trust 1996-C1 and the CRIIMI MAE Commercial Mortgage Trust 1998-C1, collectively.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Annex and Exhibit references are to the Sections, Schedules, Annexes and Exhibits to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Pledge; Grant of Security Interest. CMI hereby delivers the CBO-REIT Pledged Stock, the QRS 1 Inc. Pledged Stock, the CBO-2 Bonds and the CMBS Corp Pledged Stock to the Collateral Agent (a) for the benefit, subject to the terms of the respective Indentures and the terms of the Intercreditor Agreement, of the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B Trustee, and (b) for the benefit, subject to the terms of the Repurchase Agreement and the terms of the Intercreditor Agreement, of the Repo Purchaser, and hereby grants (x) to the Collateral Agent, for the equal and ratable benefit, subject to the terms of the Series A Indenture and the terms of the Intercreditor Agreement, of the Series A Holders and for the benefit of the Series A Trustee, a first priority security interest in the CBO-REIT Pledged Stock, the QRS 1 Inc. Pledged Stock, the Nomura Bond, all Proceeds of each of the foregoing, and the New Note Collection Account and a second priority security interest in the CMBS Corp Pledged Stock, the CBO-2 Bonds, all Proceeds of each of the foregoing, and the Collection Account as security for the payment and performance of the Series A Indenture Secured Obligations, (y) to the Collateral Agent, for the equal and ratable benefit, subject to the terms of the Series B Indenture and the terms of the Intercreditor Agreement, of the Series B Note Holders and for the benefit of the Series B Trustee, a second priority security interest in the CBO-REIT Pledged Stock, the QRS 1 Inc. Pledged Stock, the Nomura Bond, all Proceeds of each of the foregoing, and the New Note Collection Account and a third priority security interest in the CMBS Corp Pledged Stock, the CBO-2 Bonds, all Proceeds of each of the foregoing, and the Collection Account as security for the payment and performance of the Series B Indenture Secured Obligations, and (z) to the Collateral Agent, for the benefit, subject to the terms of the Repurchase Agreement and the terms of the Intercreditor Agreement, of the Repo Purchaser, a first priority security interest in the CMBS Corp Pledged Stock, the CBO-2 Bonds, all Proceeds of each of the foregoing, and the Collection Account and a third priority security interest in the QRS 1 Inc. Pledged Stock, the Nomura Bond, all Proceeds of each of the foregoing, and the New Note Collection Account as security for the payment and performance of the Repurchase Agreement Secured Obligations.

     3. Stock and Bond Powers. Concurrently with the delivery of certificates representing the CBO-REIT Pledged Stock, the QRS 1 Inc. Pledged Stock and the CMBS Corp Pledged Stock and the delivery of the CBO-2 Bonds to the Collateral Agent hereunder, CMI shall deliver an undated stock or bond power, as applicable, covering each such certificate or bond, duly executed in blank.

     4. Representations and Warranties. CMI represents and warrants that:

     (a) CMI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The chief place of business and chief executive offices of CMI, and the place where its records with respect to the Collateral are kept, are located at 11200 Rockville Pike, Rockville, Maryland 20852.

     (b) the execution, delivery and performance of this Agreement by CMI have been duly authorized by all necessary corporate action. This Agreement has been duly executed by CMI and this Agreement constitutes the legal, valid and binding obligation of CMI, enforceable against CMI in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity.

     (c) no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the granting of the Liens by CMI on the Collateral pursuant to this Security Agreement or for the execution, delivery or performance of this Security Agreement by CMI (except for the financing statements specified in Sections 4(f) and 4(g) below and the filings and/or other actions necessary to maintain the perfection of the Liens on the Collateral).

     (d) the shares of Pledged Stock listed in Schedules I, III and V constitute all the issued and outstanding shares of all classes of the capital stock of the respective Issuers owned by CMI, and are represented by the certificates listed therein;

     (e) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

     (f) CMI is the record and beneficial owner of, and has title to, the CBO-2 Bonds, the Nomura Bond, and the Pledged Stock, free of any and all Liens in favor of, or claims of, any other Person, except the Collateral Permitted Liens. No financing statement, pledge, notice of Lien, assignment or collateral assignment covering the Collateral or any portion thereof exists or is on file in any public office, except with respect to the Collateral Permitted Liens and Liens released by operation of the Reorganization Plan;

     (g) upon execution and delivery of the Intercreditor Agreement and the possession and/or control of the Pledged Stock and the Bonds by the Collateral Agent for the benefit of the Series A Note Holders and the Series B Note Holders and the filing of financing statements in the requisite jurisdictions with respect to the Pledged Stock and the Bonds, and assuming the proper filing sequence and the compliance with all other requirements necessary to establish priority, (y) the Liens granted pursuant to this Agreement for the benefit of the Series A Note Holders and the Series A Trustee will constitute a valid, perfected first, or, with respect to the

CBO-2 Bonds, the CMBS Corp Pledged Stock and the Collection Account, second, priority Lien on such Collateral in favor of the Collateral Agent, for the benefit of the Series A Note Holders and for the benefit of the Series A Trustee, and (z) the Liens granted pursuant to this Agreement for the benefit of the Series B Note Holders and the Series B Trustee will constitute a valid, perfected second or, with respect to the CBO-2 Bonds, the CMBS Corp Pledged Stock and the Collection Account, third priority Lien on such Collateral in favor of the Collateral Agent, for the benefit of the Series B Note Holders and for the benefit of the Series B Trustee, subject in each case to the terms of the Intercreditor Agreement and the applicable Indenture, enforceable as such against all creditors of CMI, and any Persons purporting to purchase any of the referenced Collateral from CMI; and

     (h) upon execution and delivery of the Intercreditor Agreement and the possession and/or control of the QRS 1 Inc. Pledged Stock, the CMBS Corp Pledged Stock and the CBO-2 Bonds by the Collateral Agent for the benefit of the Repo Purchaser and the filing of financing statements in the requisite jurisdictions for the benefit of the Repo Purchaser with respect to the QRS 1 Inc. Pledged Stock, the CMBS Corp Pledged Stock and the Bonds, and assuming the proper filing sequence and the compliance with any other requirement necessary to establish priority, the Liens granted pursuant to this Agreement for the benefit of the Repo Purchaser will constitute a valid, perfected first or, with respect to the QRS 1 Inc. Pledged Stock, the Nomura Bond and the New Note Collection Account, third priority Lien on such Collateral in favor of the Collateral Agent, for the benefit, subject to the terms of the Intercreditor Agreement and the Repurchase Agreement, of the Repo Purchaser, enforceable as such against all creditors of CMI and any Persons purporting to purchase any of the referenced Collateral from CMI.

     (i) Notwithstanding anything in this Agreement to the contrary, CMI makes no representation or warranty as to the perfection or priority of any Lien granted pursuant to this Agreement with respect to the Collection Account, the New Note Collection Account or any other Collateral Account.

     5. Covenants. CMI covenants and agrees with the Collateral Agent that, from and after the date of this Agreement until the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations are paid in full:

     (a) CMI will keep (y) its jurisdiction of incorporation, and (z) its chief place of business, chief executive offices and the office where it keeps its records concerning the Collateral in the State of Maryland , or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where the security interest in the applicable Collateral will continue to be perfected.

     (b) CMI shall, unless prohibited by law, (y) cause QRS 1, Inc. to dividend all cash received by it from the CBO-1 Equity held by it to CBO-REIT promptly upon receipt, cause CBO-REIT to promptly declare dividends payable to CMI, such dividends to consist of all dividends received by CBO-REIT from QRS 1, Inc. and all cash received by CBO-REIT from the Nomura Bond held by it, and authorize and direct CBO-REIT to deposit all such dividends payable to CMI into the New Note Collection Account promptly upon receipt, all such funds deposited into the New Note Collection Account to be transferred to the Cash Management Account promptly by the Collateral Agent unless an Event of Default shall have occurred and be continuing; and (z) cause CMBS Corp to dividend all cash received by it from the CBO-2 Equity held by it to CBO-REIT promptly upon receipt, cause CBO-REIT to promptly declare dividends payable to CMI, such dividends to consist of all dividends received by CBO-REIT from CMBS Corp and all cash received by CBO-REIT from the CBO-2 Bonds held by it, and authorize and direct CBO-REIT to deposit all such dividends payable to CMI into the Collection Account.

     (c) Subject to the rights and prior and senior Lien of any party hereto in any of the CBO-REIT Pledged Stock, the CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock as set forth herein, in the Intercreditor Agreement and in the Indentures or the Repurchase Agreement, as applicable, if CMI shall, as a result of its ownership of the CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock or its interests in and rights with respect to the CBO-REIT Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), whether in addition to, in substitution for, upon a conversion of, or in exchange for any shares of the CBO-REIT Pledged Stock, CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock, CMI shall accept the same as agent for the Collateral Agent, the Series A Note Holders, the Series B Note Holders, the Series A Trustee, the Series B Trustee and the Repo Purchaser, hold the same in trust for the Collateral Agent, the Series A Note Holders, the Series B Note Holders, the Series A Trustee, the Series B Trustee and the Repo Purchaser and deliver the same forthwith to the Collateral Agent for the benefit of the Series A Note Holders, the Series B Note Holders and the Repo Purchaser in the exact form received, duly endorsed by CMI to the Collateral Agent or other appropriate party, if required, together with an undated stock power covering such certificate duly executed in blank and, in the case of certificates issued with respect to the CBO-REIT Pledged Stock, duly transferred to the Collateral Agent for the benefit of the Repo Purchaser, to be held for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders and the Series B Note Holders, for the benefit of the Series A Trustee and the Series B Trustee and for the benefit of the Repo Purchaser, in each case subject to the terms hereof, as additional collateral security for the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations. Subject to the rights and prior and senior Lien of any party hereto in any of the CBO-REIT Pledged Stock, CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock, as set forth herein, in the Intercreditor Agreement and in the Indentures or the Repurchase Agreement, as applicable, any sums paid upon or in respect of the CBO-REIT Pledged Stock, CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock upon the liquidation or dissolution of any of the applicable Issuers shall be paid over to the Collateral Agent to be held by it hereunder for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders and the Series B Note Holders and for the benefit of the Repo Purchaser as additional collateral security for the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations, and in case any distribution of capital shall be made on or in respect of the CBO-REIT Pledged Stock, CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock or any property shall be distributed upon or with respect to the CBO-REIT Pledged Stock, CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock pursuant to the recapitalization or reclassification of the capital of any of the applicable Issuers or pursuant to

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the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it for the benefit, subject to the terms of the Indentures, of the Series A Note Holders and the Series B Note Holders, for the benefit of the Series A Trustee and Series B Trustee, for the benefit of the Repo Purchaser, in each case subject to the terms hereof, as additional collateral security for the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations. Subject to the rights and prior and senior Lien of any party hereto in any of the CBO-REIT Pledged Stock, CMBS Corp Pledged Stock or QRS 1, Inc. Pledged Stock, as set forth herein, in the Intercreditor Agreement and in the Indentures or the Repurchase Agreement, as applicable, if any sums of money or property so paid or distributed (pursuant to the preceding sentence of this Section 5(c)) in respect of the CBO-REIT Pledged Stock, CMBS Corp Pledged Stock or the QRS 1, Inc. Pledged Stock shall be received by CMI, then CMI shall, until such money or property is paid or delivered to the Collateral Agent (which payment or delivery to the Collateral Agent shall be effected promptly by CMI), hold such money or property in trust for the Collateral Agent and, subject to the terms of the Indentures, the Series A Note Holders, the Series B Note Holders, the Series A Trustee and the Series B
Trustee, and, subject to the terms of the Repurchase Agreement, the Repo Purchaser segregated from other funds of CMI as additional collateral security for the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations.

     Subject to the rights and prior and senior Lien of any party hereto in the Nomura Bond as set forth herein, in the Intercreditor Agreement and in the Indentures, if CMI shall, as a result of its ownership of the Nomura Bond, become entitled to receive or shall receive a certificated security in substitution for the "book-entry" Nomura Bond currently held by CMI, CMI shall accept the same as agent for the Collateral Agent, the Series A Note Holders, the Series B Note Holders, the Series A Trustee, the Series B Trustee and the Repo Purchaser, hold the same in trust for the Collateral Agent, the Series A Note Holders, the Series B Note Holders, the Series A Trustee, the Series B Trustee and the Repo Purchaser and deliver the same forthwith to the Collateral Agent for the benefit of the Series A Note Holders, the Series B Note Holders and the Repo Purchaser in the exact form received, duly endorsed by CMI to the Collateral Agent or other appropriate party, if required, together with an undated bond power covering such Nomura Bond duly executed in blank to be held for the benefit, subject to the terms of the respective Indentures, of the Series A Note Holders and the Series B Note Holders, for the benefit of the Series A Trustee and the Series B Trustee and for the benefit of the Repo Purchaser, in each case subject to the terms hereof, as collateral security for the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations.

     (d) Except as permitted under the Indentures and the Repurchase Agreement and effected consistent with the respective terms thereof, without the prior written consent of the Collateral Agent, CMI will not (x) vote to enable, or take any other action to permit, any of the Issuers to issue any stock or other equity securities of any nature or to issue any other securities convertible into or exchangeable for or granting the right to purchase any stock or other equity securities of any of the Issuers, or (y) sell, assign, transfer, exchange or otherwise dispose of the Collateral, except for the contribution of the Bonds, the CMBS Corp Pledged Stock and the QRS 1 Inc. Pledged Stock to CBO-REIT and the transfer of the CBO-REIT Pledged Stock to the Repo Purchaser pursuant to the Repurchase Agreement, or (z) create, incur or permit to exist any Lien in favor of, or any claim of any Person with respect to, the Collateral, or any interest therein, except for the Collateral Permitted Liens.

     (e) Subject to the terms of the Intercreditor Agreement with respect to the CBO-REIT Pledged Stock, CMI shall maintain the security interests created by this Agreement and shall defend such security interests against the claims and demands of all Persons whomsoever except holders of Collateral Permitted Liens. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of CMI , CMI will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining, protecting or preserving the full benefits of this Agreement and of the rights and powers herein granted. Subject to the rights and prior and senior Lien of any party hereto in any of the respective Collateral as set forth herein, in the Intercreditor Agreement and in the respective Indentures or the Repurchase Agreement, as applicable, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

     (f) CMI agrees to pay, and to save the Collateral Agent, the Series A Note Holders, the Series B Note Holders, the Series A Trustee, the Series B Trustee and the Repo Purchaser harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to the Collateral or in connection with any of the transactions contemplated by this Agreement except for taxes measured by or calculation with reference to the income, receipts or capital of a secured creditor.

     6. Interest, Cash Dividend and Principal Payments; Voting and Other Rights. Unless an Event of Default shall have occurred and be continuing and subject to the obligations contained in Section 5(b) hereof (relating to the deposit of certain payments into the Collection Account or the New Note Collection Account, as applicable), CMI shall be permitted to receive all interest, cash dividend and principal payments paid in the normal course of business of the issuers of the Bonds and the Pledged Stock and consistent with past practice, in respect of the Bonds and the Pledged Stock and to exercise all voting and other rights with respect to the Bonds and the Pledged Stock; provided, however, that no vote shall be cast or right exercised or other action taken which would impair the Collateral or which would breach or result in any violation of any provision of the Indentures, the Series A Notes, the Series B Notes, the Intercreditor Agreement, the Repurchase Agreement or this Agreement. Notwithstanding anything in this Agreement or any other agreement to the contrary, (a) Sections 7 and 13 of the Repurchase Agreement shall govern the voting and other rights with respect to the CBO-REIT Pledged Stock, and (b) consistent with the treatment of the CBO-REIT Pledged Stock under the Repurchase Agreement and for the same purpose, CMI (and any successor parent corporation) shall be entitled to continue to exercise all voting and other corporate rights and powers of ownership, under terms similar to those applicable to the CBO-REIT Pledged Stock under the Repurchase Agreement, with respect to the CMBS Corp Pledged Stock and the QRS 1 Pledged Stock for a period of thirty consecutive days after the occurrence and continuation of an Event of Default other than a Payment Event of Default or Insolvency Event of Default, as such terms are defined in the Repurchase Agreement.

     7. Rights of the Collateral Agent. (a) Subject to the terms of this Agreement (including, without limitation, Section 5(b), as to the Collateral Agent's obligation to promptly transfer all funds deposited into the New Note Collection Account to the Cash Management Account unless an Event of Default shall have occurred and be continuing, and Section 6 hereof), the Indentures, the Repurchase Agreement and the Intercreditor Agreement, all cash Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent for the benefit of the Series A Note Holders, the Series B Note Holders and the Repo Purchaser in the New Note Collection Account or the Collection Account, as appropriate. All cash Proceeds, while held by the Collateral Agent in the New Note Collection Account or the Collection Account, shall be held as collateral security for the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations until applied in accordance with the terms of Section 5(b) hereof, Section 6 hereof, the Indentures, the Repurchase Agreement, the Intercreditor Agreement and Section 8 hereof, in each case only to the extent such provision or document is applicable.

     (b) Subject to the terms of this Agreement, the Indentures, the Repurchase Agreement and the Intercreditor Agreement, if an Event of Default shall be continuing: (i) the Collateral Agent shall have the right to receive any and all interest, cash dividend and principal payments paid in respect of the Bonds and the Pledged Stock and make application thereof to the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations in such order as it may determine, and (ii) at the request of the Collateral Agent, the Bonds and all shares of the Pledged Stock held by the Collateral Agent shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee shall thereafter be entitled to exercise all voting and other rights pertaining to such Bonds and shares of Pledged Stock as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided, however, that the Collateral Agent shall be liable and responsible for any act or omission constituting negligence or willful misconduct. Notwithstanding anything in this Agreement or any other agreement to the contrary, (a) Sections 7 and 13 of the Repurchase Agreement shall govern the voting and other rights with respect to the CBO-REIT Pledged Stock, and (b) consistent with the treatment of the CBO-REIT Pledged Stock under the Repurchase Agreement and for the same purpose, CMI (and any successor parent corporation) shall be entitled to continue to exercise all voting and other corporate rights and powers of ownership, under terms similar to those applicable to the CBO-REIT Pledged Stock under the Repurchase Agreement, with respect to the CMBS Corp Pledged Stock and the QRS 1 Pledged Stock for a period of thirty consecutive days after the occurrence and continuation of an Event of Default other than a Payment Event of Default or Insolvency Event of Default, as such terms are defined in the Repurchase Agreement.

     (c) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Person which may be or become liable in respect of all or any part of the Indenture Secured Obligations or Repurchase Agreement Secured Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto.

     (d) Notwithstanding anything in this Agreement (including, without limitation, Sections 7, 8, 9, 10 and 11 hereof) or any other agreement to the contrary, unless an Event of Default shall have occurred and be continuing (for a period of thirty consecutive days in the case of each Event of Default other than a Payment Event of Default or Insolvency Event of Default, as such terms are defined in the Repurchase Agreement) the Collateral Agent, the Series A Trustee, the Series B Trustee, the Series A Note Holders, the Series B Note Holders and the Repo Purchaser, and each of them, shall be prohibited from taking any action with respect to any of the Pledged Stock which would result in the Trusts, or either of them, ceasing to be a qualified REIT subsidiary, and CMI shall be permitted to exercise all voting and other corporate rights and powers of ownership with respect to the Pledged Stock.

     8. Remedies. Subject to the terms of this Agreement, the Indentures, the Repurchase Agreement and the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Indenture Secured Obligations or the Repurchase Agreement Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing and subject to the terms of this Agreement, the Indentures, the Repurchase Agreement and the Intercreditor Agreement, the Collateral Agent, during the continuation of an Event of Default and without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon CMI, the Issuers or any other Person, may in such circumstances forthwith take any action necessary to preserve and protect the Collateral or any part thereof and the security interests granted hereunder, collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery. Subject to the terms of the Indentures, the Repurchase Agreement and the Intercreditor Agreement, the Collateral Agent, any Series A Note Holder, any Series B Note Holder or the Repo Purchaser shall have the right upon any such public sale or sales, and, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in CMI. Subject to the terms hereof and of the Indentures, the Repurchase Agreement and the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent may apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent, the Series A Note Holders, the Series B Note Holders and the Repo Purchaser hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Indenture Secured Obligations or the Repurchase

Agreement Secured Obligations, in such order as the Collateral Agent may elect, and only after payment in full of the Repurchase Agreement Secured Obligations, the Indenture Secured Obligations and the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code (or any successor provision), need the Collateral Agent account for the surplus, if any, to CMI. To the extent permitted by applicable law, CMI waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder; provided, however, that no waiver shall be effective with respect to any act or omission by the Collateral Agent constituting negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. CMI shall remain liable for any deficiency if the proceeds of the sale or other disposition of the Collateral are insufficient to pay the Indenture Secured Obligations, the Repurchase Agreement Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency. The Collateral Agent shall have no implied knowledge of any amendments to the Indentures until such amendments are delivered to the Collateral Agent.

     9. Private Sales. (a) CMI recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Collateral constituting securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. CMI acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral constituting securities for the period of time necessary to permit the issuers to register such securities for public sale under the Securities Act (and CMI and the issuers shall have no obligation to do so), or under applicable state securities laws, even if the issuers would agree to do so.

     (b) CMI further agrees to use all commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Collateral pursuant to this Agreement valid and binding and in compliance with any and all other applicable requirements of law (but there shall be no obligation of any Person to register or cause the registration of any Collateral constituting securities).

     10. Irrevocable Authorization and Instruction to Issuers. Subject to the terms of the Intercreditor Agreement, CMI hereby authorizes and instructs the applicable Issuer(s) to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and is continuing, and (b) is otherwise in accordance with the terms of this Agreement, the Indentures and the Repurchase Agreement, without any other or further instructions from CMI, and CMI agrees that the applicable Issuer(s) shall be fully protected in so complying.

     11. Collateral Agent's Appointment as Attorney-in-Fact. CMI hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of CMI and in the name of CMI or in the Collateral Agent's own name, at any time during the continuance of an Event of Default in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or reasonably desirable to accomplish the purposes of this Agreement, including, without limitation, any checks or other orders for the payment of money representing unpaid Collateral, financing statements, endorsements, assignments or other instruments of transfer.

     12. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code (or any successor provision) or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Subject to the terms of the Repurchase Agreement and the Intercreditor
Agreement, the Collateral Agent shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of CMI or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof; provided, however, that the Collateral Agent shall be liable and responsible for any act or omission by the Collateral Agent constituting negligence or willful misconduct.

     13. Execution of Financing Statements. To the extent permitted under the Code, CMI hereby authorizes the Collateral Agent to file financing and continuation statements with respect to the Collateral without the signature of CMI, in such form and in such filing offices as are appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14. Notices. Notices, requests and demands to or upon CMI hereunder shall be sent to CMI in the manner set forth in Section 12.02 of each of the Indentures and Section 15 of Annex I to the Repurchase Agreement. Notices, requests and demands to or upon the Collateral Agent shall be sent to Repo Purchaser and DB Co-Purchaser.

     15. Authority of Collateral Agent. CMI acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall,
(a) as between the Collateral Agent and the Series A Note Holders and the Collateral Agent and the Series B Note Holders, be governed by the applicable Indenture, the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, and (b) as between the Collateral Agent and the Repo Purchaser, be governed by the Repurchase Agreement, the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and CMI, the Collateral Agent shall be conclusively presumed to be acting as agent for one or more of the Series A Note Holders, Series B Note Holders and the Repo Purchaser, with full and valid authority so to act or refrain from acting.

     16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     18. No Waiver; Cumulative Remedies. Neither the Collateral Agent, any Series A Note Holder, any Series B Note Holder, the Repo Purchaser or any Beneficial Purchaser shall by any act (except by a written instrument pursuant to Section 19 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent, any Series A Note Holder, any Series B Note Holder, the Repo Purchaser or any Beneficial Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent, any Series A Note Holder, any Series B Note Holder, the Repo Purchaser or any Beneficial Purchaser would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     19. Waivers and Amendments: Successors and Assigns: Governing Law. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument signed by all of the parties hereto. This Agreement creates a continuing security interest in the Collateral, shall be binding upon the successors and assigns of CMI and shall inure to the benefit of the Collateral Agent, the Series A Note Holders, the Series B Note Holders, the Repo Purchaser, the Beneficial Purchasers and their respective permitted successors and assigns. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     20. Subordination. Notwithstanding anything in this Agreement to the contrary, no Proceeds shall be applied toward the Series B Notes Indenture Secured Obligations until the Series A Notes Indenture Secured Obligations are paid in full.

     21. Counterpart Originals. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     22. Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement, on the one hand, and the provisions of the Intercreditor Agreement, on the other hand, the provisions of the Intercreditor Agreement shall govern and control as between the Series A and Series B Trustees (and the holders of the Series A and Series B Notes) and the Repo Purchaser.

                            [Signature Page Follows]

                               Signature Page
         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                     CRIIMI MAE INC.


                                     By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                     MERRILL LYNCH, PIERCE, FENNER &
                                     SMITH, INCORPORATED (in its capacity as the Collateral Agent)



                                     By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                   Schedule I

                             CBO-REIT Pledged Stock

Certificates numbered 1 and P-1 representing 1 share of common stock and 1 share of preferred stock, respectively, issued to CRIIMI MAE Inc. by CBO-REIT.

                                   Schedule II

                                   CBO-2 Bonds

CMM 1998-C1, Bond Classes D1, D2, E, F, G, H1, H2 and J.

                                  Schedule III

                             CMBS Corp Pledged Stock

Certificate number 1 representing 1000 shares of common stock issued to CRIIMI MAE Inc. by CRIIMI MAE CMBS Corp.

                                   Schedule IV

                                   Nomura Bond


Nomura Asset Securities Corporation Commercial Mortgage Pass Through Certificates Series 1998-D6
Class - B7
Cusip No. - 655356JV6
Original Face Amount - $46,532,578.00

Book-entry bond

                                    Addendum

                                   Schedule V

                            QRS 1 Inc. Pledged Stock

Certificate number 1 representing 100 shares of common stock issued to CRIIMI MAE Inc. by CRIIMI MAE QRS 1, Inc.

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT

he undersigned, CBO REIT, Inc. ("New Grantor"):
                                 -----------
     (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of April 17, 2001 (as amended, supplemented or otherwise modified prior to the date hereof, the "Security Agreement"), made by CRIIMI MAE INC. (together with its successors and assigns, the "Grantor") in favor of the Collateral Agent, for the benefit of the Series A Note Holders, the Series B Note Holders and the Repo Purchaser, and confirms and ratifies each and all of the security interests granted by the Grantor pursuant to the Security Agreement;

     (ii) effective on the date hereof, becomes a party to the Security Agreement, as a Grantor, with the same effect as if the New Grantor were an original signatory to the Security Agreement and with the applicable representations and warranties contained therein being deemed to be made by it on and as of the date hereof; and

     (iii) as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Indenture Secured Obligations and the Repurchase Agreement Secured Obligations, hereby grants to the Collateral Agent, for the benefit of the Series A Note Holders and the Series B Note Holders, for the benefit of the Series A Trustee and the Series B Trustee and for the benefit of the Repo Purchaser a security interest in all of the Collateral now owned by such New Grantor.

     Terms defined in the Security Agreement and the Indentures shall have such defined meanings when used herein.

     By its acceptance  hereof,  the undersigned New Grantor hereby ratifies and
confirms  its  respective   obligations   under  the  Security   Agreement,   as
supplemented hereby.

                                                     CBO REIT, Inc.

                                                     By:
                                                     ---------------------------
                                                     Name:
                                                     Title:
Date:                               , 2001
         ---------------------------



ACCEPTED AND AGREED:

MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED, as Collateral Agent

By:
         --------------------------------------------
         Name:
         Title: